GUARANTY AGREEMENT

This Guaranty Agreement (the "Agreement") is entered into as of December 15th, 2006, between the following two parties:

PARTY A: JILIN CITY HAITIAN BUSINESS CONSULTING CO., LTD.

LEGAL ADDRESS: No.1-3 South-hanyang Street, Longtan Economic Development Zone, Jilin City, China

PARTY B: JILIN HAITIAN INDUSTRIAL COMPANY, LTD.

LEGAL ADDRESS: No.1-3 South-hanyang Street, Longtan Economic Development Zone, Jilin City, China

PARTY C: WANG XITIAN

LEGAL ADDRESS: No.1-3 South-hanyang Street, Longtan Economic Development Zone, Jilin City, China

PARTY D: JILIN PROVINCE HUIZHENG VENTURE CAPITAL CO.

LEGAL ADRESS: No.1-3 South-hanyang Street, Longtan Economic Development Zone, Jilin City, China

WHEREAS, Party A is a wholly foreign owned enterprise registered in The People’s Republic of China (“PRC”) under the laws of the PRC;

WHEREAS, Party B is a domestic company with exclusively domestic capital registered in the PRC and is engaged in the business of manufacturing chemicals (“Business”);

WHEREAS, Party A has established a business relationship with Party B by entering into an Exclusive Business Consulting Agreement dated as of the same date hereof (“Consulting Agreement”), an Operating Agreement dated as of the same date hereof (the “Operating Agreement”), and a Technology Consulting Services Agreement dated as of the same date hereof (“Technology Agreement”) (collectively the foregoing agreements are hereinafter referred to as the “Affiliation Agreements”);

WHEREAS, Party B is an affiliated Chinese entity of Party A;

WHEREAS, pursuant to the Affiliation Agreements between Party A and Party B, Party B shall pay Party A certain fees as set forth in the Affiliation Agreements, and Party B’s daily operations will have a material effect on its ability to pay the fees payable to Party A;

WHEREAS, Party C presently owns 25.89% of the registered capital of Party B;

WHEREAS, Party D presently owns 45.45% of the registered capital of Party B; and

WHEREAS, Parties C and D have agreed to guaranty all of the obligations of Party B to Party A under the Affiliation Agreements including Party B’s payment of fees to Party A in accordance with such agreements.

NOW THEREFORE, Party A, Party B, Party C and Party D through negotiations hereby agree as follows:

1.  Each of Party C and Party D hereby, jointly and separately, guaranty to Party A the full performance by Party B of each and every obligation of Party B under each of the Affiliation Agreements. Furthermore, this guaranty is effective on the date hereof whether or not Party B is in default under any obligations under any of the Affiliation Agreements. Moreover, in the event of a default by Party A under any of the Affiliation Agreements, Party A need not secure a judgment or pursue legal recourse against party B prior to enforcing this Guaranty against Parties C and D.

IN WITNESS THEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set forth above.

PARTY A: JILIN CITY HAITIAN BUSINESS CONSULTING CO., LTD

By: /s/ Wang Xitian
Wang Xitian, Chairman and CEO

PARTY B: JILIN HAITIAN INDUSTRIAL COMPANY, LTD.

By: /s/ Wang Xitian
Wang Xitian, Chairman and CEO

PARTY C:

/s/ Wang Xitian
Wang Xitian

PARTY D: JILIN PROVINCE HUIZHENG VENTURE CAPITAL CO.

By: /s/ Wang Xitian
Wang Xitian, Chairman